Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Net Profits Ten Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marlon Liam, Chief Executive Officer and Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

i.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

ii.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of

Date: November 7, 2012

/s/ Marlon Liam
Name: Marlon Liam
Title: President, Chief Executive Officer (Principal Executive
Officer)

/s/ Marlon Liam
Name: Marlon Liam
Title: Treasurer, Chief Financial Officer (Principal Financial
Officer and Principal Accounting Officer)